UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2011 – June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Growth Opportunities HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Growth Opportunities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Growth Opportunities IA	6.12%	36.40%	4.70%	5.28%
Growth Opportunities IB	5.995	36.07%	4.44%	5.02%
Russell 1000 Growth Index	6.83%	35.01%	5.33%	2.24%
Russell 3000 Growth Index	6.98%	35.685	5.36%	2.42%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President	Senior Vice President	Vice President, Equity Research Analyst

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 6.12% for the six-month period ended June 30, 2011, underperforming its benchmarks, the Russell 3000 Growth Index, which returned 6.98% and the Russell 1000 Growth Index, which returned 6.83% for the same period. The Fund also underperformed the 6.56% return of the average fund in the Lipper Multi-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equities moved higher in the first quarter despite a high degree of volatility caused by mounting concerns about unrest in the Middle East and North Africa (MENA) and the devastating earthquake and nuclear crisis in Japan. Fears of a global economic slowdown due to the Japanese supply disruptions and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy. During the second quarter, positive returns from strong corporate earnings and generally solid economic data earlier in the quarter were offset by European sovereign debt concerns and a deteriorating outlook for economic growth later in the quarter.

Mid-cap stocks (+9%) outperformed their large-cap (+6%) and small-cap (+6%) counterparts as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+7%) outperformed Value (+6%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. All ten sectors of the Russell 3000 Growth Index (+7%) rose during the period. The Utilities (+14%), Energy (+12%), and Health Care (+11%) sectors gained the most while Telecommunications (+3%) and Materials (+3%) lagged.

The Fund lagged its benchmark primarily due to weak security selection. Stock selection was weakest in the Materials, Energy, and Industrials sectors, while results were more favorable in the Consumer Staples and Health Care sectors. Sector allocation, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, was mildly additive to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results due in part to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care.

The top detractors from both absolute (i.e. total return) and relative performance in the Fund during the period were Sino-Forest (Materials), Broadcom (Information Technology), and Pandora (Consumer Discretionary). Shares of Sino-Forest, a China-based commercial forest plantation operator and seller of wood logs and downstream engineered-wood products, fell after a published report raised several questions with regard to Sino-Forest's business practices and asset base. Broadcom, a provider of semiconductors for wired and wireless communications, saw its stock price fall after the company issued higher first quarter operating expense guidance and slightly disappointing revenue guidance. The share price of Pandora, a Denmark-based company engaged in the design, manufacture and marketing of jewelry, fell as the company announced plans to raise prices for the first time in company history due to the rising costs of silver and gold. We eliminated our position during the period.

Among the top relative contributors to performance in the Fund during the period were Green Mountain Coffee (Consumer Discretionary), Cisco Systems (Information Technology), and UnitedHealth Group (Health Care). Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, released results that topped expectations and management raised guidance amid strong sales growth of the firm's Keurig single serving products. Not owning shares of Cisco Systems was beneficial as the stock moved lower early in the period after the company released a disappointing revenue and earnings outlook as state and local government spending slowed sharply due to budget concerns. UnitedHealth Group’s shares strengthened after the health care benefits and services provider reported strong fourth quarter earnings, beating analysts’ estimates, driven in part by reduced use of services by its members. EMC (Information Technology) was among other top absolute contributors.

What is the outlook?
While the global expansion continues, it is faced with a growing list of risks, including the crisis in Japan, political tensions in the MENA region, rekindled concern over sovereign debt contagion in Europe, and recent weakness in both consumer and manufacturing data globally. Despite these macroeconomic headwinds, corporate earnings remain a bright spot. We believe we are on pace for record earnings by 2012, with historically robust balance sheets that are supportive of both investment and a return of capital to shareholders. Within the context of these countervailing

3

forces, we believe that global growth will continue at a pace that can drive the market higher, although the rate of growth could slow.

As macro economic issues are once again dominating the headlines we continue to look for attractive growth stocks that have company-specific growth drivers rather than a dependence on a cyclical recovery. The Russell 3000 Growth’s annual reconstitution took place in June. Consumer Staples and Health Care Index weightings increased meaningfully while Information Technology and Consumer Discretionary Index weightings decreased significantly due to the re-balance. The combined effect of our bottom-up decisions and the Index rebalance resulted in overweights to the Consumer Discretionary, Health Care, and Information Technology sectors and underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Staples, Industrials, and Financials sectors at the end of the period.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.0%
Capital Goods (Industrials)	7.8
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	3.8
Consumer Services (Consumer Discretionary)	3.5
Diversified Financials (Financials)	1.5
Energy (Energy)	11.1
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	3.2
Health Care Equipment & Services (Health Care)	10.2
Materials (Materials)	5.7
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.9
Retailing (Consumer Discretionary)	8.2
Semiconductors & Semiconductor Equipment (Information Technology)	5.9
Software & Services (Information Technology)	11.8
Technology Hardware & Equipment (Information Technology)	10.8
Telecommunication Services (Services)	0.4
Transportation (Industrials)	0.9
Short-Term Investments	0.3
Other Assets and Liabilities	2.1
Total	100.0%

4

Hartford Growth Opportunities HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6%
	Automobiles & Components - 2.0%
52	Hyundai Motor Co., Ltd.	$11,564
317	Johnson Controls, Inc.	13,189
		24,753
	Capital Goods - 7.8%
180	FLSmidth & Co. A/S	15,293
143	Fluor Corp.	9,214
369	Foster Wheeler AG •	11,216
205	Ingersoll-Rand plc	9,314
497	JS Group Corp.	12,811
231	Navistar International Corp. •	13,065
332	Owens Corning, Inc. •	12,400
535	Textron, Inc.	12,641
		95,954
	Commercial & Professional Services - 0.7%
172	Manpower, Inc.	9,244

	Consumer Durables & Apparel - 3.8%
207	Coach, Inc.	13,259
355	Jarden Corp.	12,240
67	Lululemon Athletica, Inc. •	7,436
170	Under Armour, Inc. Class A •	13,143
		46,078
	Consumer Services - 3.5%
370	Marriott International, Inc. Class A	13,121
901	MGM Resorts International •	11,902
239	Weight Watchers International, Inc.	18,060
		43,083
	Diversified Financials - 1.5%
50	BlackRock, Inc.	9,495
557	Justice Holdings Ltd. •	8,764
		18,259
	Energy - 11.1%
251	Alpha Natural Resources, Inc. •	11,387
166	Anadarko Petroleum Corp.	12,735
71	Apache Corp.	8,810
329	Chesapeake Energy Corp.	9,780
220	Consol Energy, Inc.	10,680
82	EOG Resources, Inc.	8,542
921	OAO Gazprom Class S ADR	13,425
122	Occidental Petroleum Corp.	12,703
184	Peabody Energy Corp.	10,863
375	Petroleo Brasileiro S.A. ADR	12,687
145	Pioneer Natural Resources Co.	13,006
725	Vallares •	11,698
		136,316
	Food & Staples Retailing - 0.8%
151	Whole Foods Market, Inc.	9,581

	Food, Beverage & Tobacco - 3.2%
440	Green Mountain Coffee Roasters, Inc. •	39,297

	Health Care Equipment & Services - 10.2%
244	Aetna, Inc.	10,754
302	Cardinal Health, Inc.	13,735
220	CIGNA Corp.	11,315
325	Edwards Lifesciences Corp. •	28,307
320	Express Scripts, Inc. •	17,284
812	Hologic, Inc. •	16,380
156	McKesson Corp.	13,049
269	UnitedHealth Group, Inc.	13,896
		124,720
	Materials - 5.7%
110	Anglo American plc	5,469
340	Ball Corp.	13,069
662	Bumi plc •	12,316
74	CF Industries Holdings, Inc.	10,469
228	Mosaic Co.	15,431
809	Sino Forest Corp. Class A •	2,683
306	Vedanta Resources plc	10,301
		69,738
	Media - 2.4%
5,846	Sirius XM Radio, Inc. w/ Rights •	12,802
428	Walt Disney Co.	16,713
		29,515
	Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
340	Agilent Technologies, Inc. •	17,357
215	Amylin Pharmaceuticals, Inc. •	2,878
256	Auxilium Pharmaceuticals, Inc. •	5,025
246	Celgene Corp. •	14,845
340	Elan Corp. plc ADR •	3,861
523	Pharmaceutical Product Development, Inc.	14,043
194	Thermo Fisher Scientific, Inc. •	12,492
141	Waters Corp. •	13,499
		84,000
	Retailing - 8.2%
201	Abercrombie & Fitch Co. Class A	13,438
75	Amazon.com, Inc. •	15,357
109	Dufry Group	13,687
461	Lowe's Co., Inc.	10,755
60	Netflix, Inc. •	15,727
26	Priceline.com, Inc. •	13,285
226	Ross Stores, Inc.	18,082
		100,331
	Semiconductors & Semiconductor Equipment - 5.9%
367	Avago Technologies Ltd.	13,946
351	Broadcom Corp. Class A	11,801
324	Cree, Inc. •	10,867
630	NVIDIA Corp. •	10,039
337	NXP Semiconductors N.V. •	9,013
698	Skyworks Solutions, Inc. •	16,033
		71,699
	Software & Services - 11.8%
234	Automatic Data Processing, Inc.	12,332
163	Citrix Systems, Inc. •	13,008
603	eBay, Inc. •	19,443
27	Google, Inc. •	13,824
1,141	Oracle Corp.	37,545
258	Teradata Corp. •	15,502
539	Tibco Software, Inc. •	15,653
825	Western Union Co.	16,521
		143,828
	Technology Hardware & Equipment - 10.8%
137	Acme Packet, Inc. •	9,590
199	Apple, Inc. •	66,717
962	EMC Corp. •	26,496
110	F5 Networks, Inc. •	12,106
453	High Technology Computer Corp.	15,317

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Technology Hardware & Equipment - 10.8% - (continued)
948	Hughes Telematics, Inc. •		$2,181
			132,407
	Telecommunication Services - 0.4%
268	MetroPCS Communications, Inc. •		4,612

	Transportation - 0.9%
111	FedEx Corp.		10,528

	Total common stocks
	(cost $1,037,158)		$1,193,943

	Total long-term investments
	(cost $1,037,158)		$1,193,943

SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $359,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $366)
$359	0.05%, 06/30/2011		$359
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $270,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $275)
270	0.05%, 06/30/2011		270
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $2,611,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $2,664)
2,611	0.05%, 06/30/2011		2,611
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $5, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $5)
5	0.01%, 06/30/2011		5
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $399,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $407)
399	0.06%, 06/30/2011		399
			3,644
	Total short-term investments
	(cost $3,644)		$3,644

	Total investments
	(cost $1,040,802) ▲	97.9%	$1,197,587
	Other assets and liabilities	2.1%	25,862
	Total net assets	100.0%	$1,223,449

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.9% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,042,041 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$206,244
Unrealized Depreciation	(50,698)
Net Unrealized Appreciation	$155,546

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford Growth Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,193,943	$1,123,188	$70,755	$–
Short-Term Investments	3,644	–	3,644	–
Total	$1,197,587	$1,123,188	$74,399	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,040,802)	$1,197,587
Cash	1
Receivables:
Investment securities sold	42,045
Fund shares sold	153
Dividends and interest	592
Other assets	7
Total assets	1,240,385
Liabilities:
Payables:
Investment securities purchased	16,015
Fund shares redeemed	721
Investment management fees	119
Distribution fees	5
Accrued expenses	76
Total liabilities	16,936
Net assets	$1,223,449
Summary of Net Assets:
Capital stock and paid-in-capital	$1,214,436
Accumulated distributions in excess of net investment loss	(37)
Accumulated net realized loss on investments and foreign currency transactions	(147,735)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	156,785
Net assets	$1,223,449
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$27.45
Shares outstanding	39,477
Net assets	$1,083,493
Class IB: Net asset value per share	$27.07
Shares outstanding	5,169
Net assets	$139,956

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,384
Interest	7
Less: Foreign tax withheld	(152)
Total investment income, net	4,239

Expenses:
Investment management fees	3,827
Transfer agent fees	2
Distribution fees - Class IB	180
Custodian fees	7
Accounting services fees	63
Board of Directors' fees	12
Audit fees	10
Other expenses	192
Total expenses (before fees paid indirectly)	4,293
Commission recapture	(17)
Total fees paid indirectly	(17)
Total expenses, net	4,276
Net investment loss	(37)

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	144,982
Net realized loss on foreign currency contracts	(473)
Net realized gain on other foreign currency transactions	463
Net Realized Gain on Investments and Foreign Currency Transactions	144,972

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(70,309)
Net unrealized appreciation of foreign currency contracts	222
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	74
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(70,013)
Net Gain on Investments and Foreign Currency Transactions	74,959
Net Increase in Net Assets Resulting from Operations	$74,922

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income (loss)	$(37)	$568
Net realized gain on investments and foreign currency transactions	144,972	141,667
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(70,013)	46,721
Net Increase In Net Assets Resulting From Operations	74,922	188,956
Distributions to Shareholders:
From net investment income
Class IA	—	(146)
Class IB	—	(19)
Total distributions	—	(165)
Capital Share Transactions:
Class IA
Sold	32,191	75,498
Issued on reinvestment of distributions	—	146
Redeemed	(121,565)	(182,265)
Total capital share transactions	(89,374)	(106,621)
Class IB
Sold	25,043	23,317
Issued on reinvestment of distributions	—	19
Redeemed	(30,319)	(51,052)
Total capital share transactions	(5,276)	(27,716)
Net decrease from capital share transactions	(94,650)	(134,337)
Net Increase (Decrease) In Net Assets	(19,728)	54,454
Net Assets:
Beginning of period	1,243,177	1,188,723
End of period	$1,223,449	$1,243,177
Accumulated undistributed (distribution in excess of) net investment income	$(37)	$—
Shares:
Class IA
Sold	1,165	3,392
Issued on reinvestment of distributions	—	7
Redeemed	(4,455)	(8,104)
Total share activity	(3,290)	(4,705)
Class IB
Sold	918	1,035
Issued on reinvestment of distributions	—	1
Redeemed	(1,118)	(2,289)
Total share activity	(200)	(1,253)

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

11

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

13

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies  relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2011.

14

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(473)	$—	$—	$—	$—	$(473)
Total	$—	$(473)	$—	$—	$—	$—	$(473)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$222	$—	$—	$—	$—	$222
Total	$—	$222	$—	$—	$—	$—	$222

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

15

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$165	$4,890

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(291,786)
Unrealized Appreciation†	225,877
Total Accumulated Deficit	$(65,909)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(724)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	4,068
Capital Stock and Paid-in-Capital	(3,344)

16

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$3,309
2016	46,304
2017	242,173
Total	$291,786

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $139,127 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

17

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.65%
Class IB	0.90

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers

18

by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.07%	0.07%
Impact from Payment from Affiliate for Unrestricted Transfers	0.02	0.02
Total Return Excluding Payments from Affiliates	11.96	11.70

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$742,366
Sales Proceeds Excluding U.S. Government Obligations	851,132

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Hartford Growth Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments From (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$25.86	$–	$–	$1.59	$1.59	$–	$–	$–	$–	$1.59	$27.45
IB	25.54	(0.03)	–	1.56	1.53	–	–	–	–	1.53	27.07

For the Year Ended December 31, 2010
IA	22.00	0.02	–	3.84	3.86	–	–	–	–	3.86	25.86
IB	21.78	(0.04)	–	3.80	3.76	–	–	–	–	3.76	25.54

For the Year Ended December 31, 2009
IA	17.05	0.09	–	4.96	5.05	(0.10)	–	–	(0.10)	4.95	22.00
IB	16.89	0.05	–	4.89	4.94	(0.05)	–	–	(0.05)	4.89	21.78

For the Year Ended December 31, 2008
IA	32.75	0.12	–	(14.65)	(14.53)	(0.10)	(1.07)	–	(1.17)	(15.70)	17.05
IB	32.40	0.06	–	(14.47)	(14.41)	(0.03)	(1.07)	–	(1.10)	(15.51)	16.89

For the Year Ended December 31, 2007
IA	30.13	0.05	–	8.62	8.67	(0.05)	(6.00)	–	(6.05)	2.62	32.75
IB	29.90	(0.02)	–	8.53	8.51	(0.01)	(6.00)	–	(6.01)	2.50	32.40

For the Year Ended December 31, 2006
IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	–	(3.46)	0.06	30.13
IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	–	(3.37)	0.05	29.90

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)
During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

(H)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

6.12	%(E)	$1,083,493	0.65	%(F)	0.65	%(F)	0.02	%(F)	59%
5.99	(E)	139,956	0.90	(F)	0.90	(F)	(0.22	) (F)	–

17.56		1,106,030	0.65		0.65		0.08		104
17.28		137,147	0.90		0.90		(0.17)		–

29.61		1,044,454	0.66		0.66		0.53		152	(G)
29.29		144,269	0.91		0.91		0.28		–

(45.66)		752,898	0.64		0.64		0.45		154
(45.80)		123,883	0.89		0.89		0.20		–

29.65		1,415,613	0.64		0.64		0.16		135
29.33		277,421	0.89		0.89		(0.09)		–

12.05	(H)	1,103,590	0.65		0.65		0.71		139
11.79	(H)	197,797	0.90		0.90		0.46		–

21

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

23

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

Hartford Growth Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses paid during the period December 31, 2010 through June 30, 2011	Beginning Account Value December 31, 2010	Ending Account Value June 30, 2011	Expenses paid during the period December 31, 2010 through June 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,061.24	$3.32	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class IB	$1,000.00	$1,059.93	$4.60	$1,000.00	$1,020.33	$4.51	0.90%	181	365

25

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-G011 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Small/Mid Cap Equity HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Small/Mid Cap Equity IA	8.09%	39.63%	5.29%	5.83%
Small/Mid Cap Equity IB	7.95%	39.28%	5.03%	5.57%
Russell 2500 Index	8.06%	39.28%	5.20%	7.40%
†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

2

How did the Fund perform?
The Class IA shares of the Hartford Small/Mid Cap Equity HLS Fund returned 8.09% for the six-month period ended June 30, 2011, outperforming its benchmark, the Russell 2500 Index, which returned 8.06% for the same period. The Fund outperformed the average return of the Lipper Mid-Cap Core Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 7.39%.

Why did the Fund perform this way?
The Fund had strong security selection in the Information Technology sector and weak security selection in the Industrials sector. Sector allocation had no meaningful impact on relative performance over the period.

Among the largest contributors to relative performance were overweights (i.e. the Fund’s position was greater than the benchmark position) to Travelzoo (Information Technology) and TeleNav (Services). Travelzoo rose after it announced that it has increased its subscriber base in the past year by approximately 50%. TeleNav’s business of providing navigational services through wireless carriers saw significant growth as customers continue to migrate to smart phones offering such services.

Among the largest detractors to relative performance were overweight positions in Green Dot (Financial) and Ballantyne Strong (Consumer Discretionary). Green Dot shares fell after analysts cut estimates and reduced their ratings on the stock. Ballantyne Strong fell as expectations for the growth of theatre equipment fell.

What is the outlook?
We believe the road ahead for small/mid cap stocks is difficult. Over the past year or so we have seen companies support earnings growth through cost cutting, accruals management, price increases and with stock buyback programs. But now analyst earnings estimates and company guidance are beginning to deteriorate. Investors will continue to look for earnings growth, but we believe they will demand that it be stable and consistent. In addition, with unemployment as high as it is, we feel there will be little success for companies that attempt to grow by passing on price increases to consumers. Instead, we believe rewarded growth will come from those companies able to generate greater volume of sales with their existing assets. Accordingly, we believe companies with low operational risk and high operational efficiency should do well on a relative basis going forward.

One risk to this strategy is that policy and macro themes could overwhelm investors desire to discriminate among stocks - returning to viewing macro events as essentially the only driver of market performance. For example, investors might turn the “risk on” trade back on because of a liquidity event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk off” regardless of stock fundamentals.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.3%
Banks (Financials)	2.9
Capital Goods (Industrials)	7.6
Commercial & Professional Services (Industrials)	3.3
Consumer Durables & Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	2.8
Energy (Energy)	8.3
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	1.2
Health Care Equipment & Services (Health Care)	6.6
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	3.0
Materials (Materials)	6.5
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.6
Real Estate (Financials)	8.9
Retailing (Consumer Discretionary)	4.9
Semiconductors & Semiconductor Equipment
(Information Technology)	2.9
Software & Services (Information Technology)	8.3
Technology Hardware & Equipment (Information Technology)	3.8
Telecommunication Services (Services)	1.7
Transportation (Industrials)	3.0
Utilities (Utilities)	5.9
Short-Term Investments	2.8
Other Assets and Liabilities	(0.1)
Total	100.0%

3

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3%
	Automobiles & Components - 2.3%
7	Autoliv, Inc.	$586
8	BorgWarner, Inc. •	668
3	Dorman Products, Inc. •	137
12	Gentex Corp.	362
18	Lear Corp.	948
13	Superior Industries International	291
11	Tenneco Automotive, Inc. •	472
11	TRW Automotive Holdings Corp. •	636
		4,100
	Banks - 2.9%
9	Bank of Hawaii Corp.	405
5	BOK Financial Corp.	300
15	Bryn Mawr Bank Corp.	309
7	Citizens & Northern Corp.	101
11	Commerce Bankshares, Inc.	478
13	Community Bank System, Inc.	319
7	Cullen/Frost Bankers, Inc.	408
2	First Citizens Bancshares Class A	343
29	First Horizon National Corp.	277
33	First Niagara Financial Group, Inc.	437
10	Hancock Holding Co.	312
60	Huntington Bancshares, Inc.	397
14	Republic Bancorp, Inc.	270
5	Simmons First National Corp.	117
13	Trustmark Corp.	295
9	UMB Financial Corp.	381
		5,149
	Capital Goods - 7.6%
9	Aecom Technology Corp. •	245
9	AGCO Corp. •	463
12	Albany International Corp. Class A	314
5	Alliant Techsystems, Inc.	371
10	AMETEK, Inc.	463
8	Babcock & Wilcox Co. •	225
7	Brady Corp. Class A	224
19	Briggs & Stratton Corp.	368
9	Curtis-Wright Corp.	295
19	DigitalGlobe, Inc. •	474
8	Donaldson Co., Inc.	493
12	EMCOR Group, Inc. •	346
6	Fluor Corp.	404
5	Franklin Electric Co., Inc.	252
4	Gardner Denver Machinery, Inc.	336
8	General Cable Corp. •	355
13	Gibralter Industries, Inc. •	152
14	Granite Construction, Inc.	337
52	Great Lakes Dredge & Dock Co.	292
7	Heico Corp.	404
4	Hubbell, Inc. Class B	234
6	Jacobs Engineering Group, Inc. •	280
10	Kaydon Corp.	372
12	KBR, Inc.	450
13	L.B. Foster Co. Class A	433
4	L-3 Communications Holdings, Inc.	371
3	Nacco Industries, Inc. Class A	337
11	Owens Corning, Inc. •	399
8	Pall Corp.	422
8	Powell Industries, Inc. •	287
17	Primoris Services Corp.	215
28	Quanex Building Products Corp.	453
4	SPX Corp.	294
5	Toro Co.	321
13	Tutor Perini Corp.	246
3	Valmont Industries, Inc.	297
4	Wabco Holdings, Inc. •	276
7	Watts Water Technologies, Inc.	244
5	WESCO International, Inc. •	280
18	Xerium Technologies, Inc. •	342
		13,366
	Commercial & Professional Services - 3.3%
13	ABM Industries, Inc.	312
18	CDI Corp.	243
15	Covanta Holding Corp.	250
10	Equifax, Inc. •	356
17	Healthcare Services Group, Inc.	281
11	Insperity, Inc.	331
24	Kelly Services, Inc. •	397
21	Kforce, Inc. •	277
33	Kimball International, Inc.	215
7	Manpower, Inc.	393
9	McGrath RentCorp	266
18	Pitney Bowes, Inc.	408
8	Republic Services, Inc.	241
14	Robert Half International, Inc.	374
28	SFN Group, Inc. •	258
19	Standard Parking Corp. •	311
9	United Stationers, Inc.	320
9	VSE Corp.	235
10	Waste Connections, Inc.	330
		5,798
	Consumer Durables & Apparel - 2.2%
7	Delta Apparel, Inc. •	123
4	Fossil, Inc. •	526
12	Hanesbrands, Inc. •	354
16	Leggett & Platt, Inc.	383
11	Perry Ellis International •	268
5	Polaris Industries, Inc.	520
100	Quiksilver, Inc. •	469
16	Sturm Ruger & Co., Inc.	359
5	Tempur-Pedic International, Inc. •	312
4	Tupperware Brands Corp.	297
9	Universal Electronics, Inc. •	238
		3,849
	Consumer Services - 4.0%
18	Ameristar Casinos, Inc.	425
7	Bob Evans Farms, Inc.	242
15	California Pizza Kitchen, Inc. •	283
10	Career Education Corp. •	218
11	Carrols Restaurant Group, Inc. •	110
1	Chipotle Mexican Grill, Inc. •	373
6	Coinstar, Inc. •	305
20	CPI Corp.	265
7	DeVry, Inc.	405
13	Domino's Pizza, Inc. •	338
24	International Game Technology	418
5	ITT Educational Services, Inc. •	408
17	Lincoln Educational Services Corp.	292
28	McCormick & Schmick's Seafood •	240
29	O' Charley's, Inc. •	209
2	Panera Bread Co. Class A •	239

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Consumer Services - 4.0% - (continued)
10	Papa John's International, Inc. •	$325
7	Penn National Gaming, Inc. •	286
8	Pre-Paid Legal Services, Inc. •	521
9	Red Robin Gourmet Burgers, Inc. •	345
22	Regis Corp.	332
5	Weight Watchers International, Inc.	400
		6,979
	Diversified Financials - 2.8%
4	Affiliated Managers Group, Inc. •	396
33	BGC Partners, Inc.	251
4	Diamond Hill Investment Group	291
20	Federated Investors, Inc.	470
14	Financial Engines, Inc. •	360
7	Green Dot Corp. •	251
16	International FCStone, Inc. •	380
9	Lazard Ltd.	330
26	Life Partners Holdings, Inc.	90
14	MarketAxess Holdings, Inc.	356
6	Moody's Corp.	246
6	MSCI, Inc. •	243
15	optionsXpress Holdings, Inc.	247
14	Raymond James Financial, Inc.	446
12	TD Ameritrade Holding Corp.	224
9	Waddell and Reed Financial, Inc. Class A	309
		4,890
	Energy - 8.3%
16	Alpha Natural Resources, Inc. •	737
15	Arch Coal, Inc.	392
8	Cabot Oil & Gas Corp.	524
38	Cal Dive International, Inc. •	228
2	Carbo Ceramics, Inc.	391
15	Cloud Peak Energy, Inc. •	323
5	Concho Resources, Inc. •	457
8	Core Laboratories N.V.	877
14	CVR Energy, Inc. •	352
15	Delek U.S. Holdings, Inc.	243
4	Diamond Offshore Drilling, Inc.	314
7	Dresser-Rand Group, Inc. •	353
7	Energen Corp.	386
7	FMC Technologies, Inc. •	305
15	Frontier Oil Corp.	483
7	Helmerich & Payne, Inc.	435
7	Holly Corp. •	479
3	Lufkin Industries, Inc.	267
24	Matrix Service Co. •	322
5	Murphy Oil Corp.	353
4	Noble Energy, Inc.	330
11	Oceaneering International, Inc.	464
6	Peabody Energy Corp.	364
11	Plains Exploration & Production Co. •	400
10	RPC, Inc.	233
4	Seacor Holdings, Inc.	367
3	SM Energy Co.	235
9	Spectra Energy Corp.	252
9	Stone Energy Corp. •	274
7	Superior Energy Services, Inc. •	271
7	Targa Resources Corp.	236
23	Tesoro Corp. •	522
62	Vaalco Energy, Inc. •	371
20	Valero Energy Corp.	505
11	W&T Offshore, Inc.	296
26	Western Refining, Inc. •	466
6	Whiting Petroleum Corp. •	348
11	World Fuel Services Corp.	395
		14,550
	Food & Staples Retailing - 1.2%
8	BJ's Wholesale Club, Inc. •	407
6	Casey's General Stores, Inc.	281
14	Pantry, Inc. •	261
16	Safeway, Inc.	363
15	Spartan Stores, Inc.	293
32	Supervalu, Inc.	301
8	Village Super Market, Inc. Class A	215
		2,121
	Food, Beverage & Tobacco - 1.2%
7	Campbell Soup Co.	235
4	Corn Products International, Inc.	243
13	Flowers Foods, Inc.	294
15	National Beverage Co.	225
3	Ralcorp Holdings, Inc. •	277
5	Seneca Foods Corp. •	137
13	Smithfield Foods, Inc. •	273
17	Tyson Foods, Inc. Class A	327
		2,011
	Health Care Equipment & Services - 6.6%
4	Amerigroup Corp. •	316
9	AmSurg Corp. •	241
15	Angiodynamics, Inc. •	210
12	Bio-Reference Laboratories •	256
5	Catalyst Health Solutions •	303
12	Centene Corp. •	430
5	Chemed Corp.	299
13	Community Health Systems, Inc. •	327
9	Coventry Health Care, Inc. •	325
7	DaVita, Inc. •	572
45	Five Star Quality Care, Inc. •	261
21	Health Management Associates, Inc. Class A •	228
8	Health Net, Inc. •	255
15	Hologic, Inc. •	296
3	Humana, Inc.	226
6	ICU Medical, Inc. •	278
4	IDEXX Laboratories, Inc. •	295
8	Invacare Corp.	280
18	Kindred Healthcare, Inc. •	379
7	LifePoint Hospitals, Inc. •	274
11	Lincare Holdings, Inc.	307
8	Masimo Corp.	239
13	Merit Medical Systems, Inc. •	240
11	Molina Healthcare, Inc. •	294
3	MWI Veterinary Supply, Inc. •	262
9	Omnicare, Inc.	284
21	Owens & Minor, Inc.	716
10	Patterson Cos., Inc.	339
28	PharMerica Corp. •	354
14	PSS World Medical, Inc. •	388
5	Quest Diagnostics, Inc.	284
9	Resmed, Inc. •	263
33	Spectranetics Corp. •	205
10	Team Health Holdings •	230
10	Triple-S Management Corp., Class B •	225

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Health Care Equipment & Services - 6.6% - (continued)
5	Universal Health Services, Inc. Class B	$252
5	Wellcare Health Plans, Inc. •	257
7	West Pharmaceutical Services, Inc.	312
		11,502
	Household & Personal Products - 1.0%
9	Church & Dwight Co., Inc.	380
5	Herbalife Ltd.	284
7	Nu Skin Enterprises, Inc. Class A	266
36	Prestige Brands Holdings, Inc. •	462
9	Usana Health Sciences, Inc. •	273
		1,665
	Insurance - 3.0%
10	American Financial Group, Inc.	375
10	American Safety Insurance Holdings •	188
12	Arch Capital Group Ltd. •	391
17	Aspen Insurance Holdings Ltd.	436
16	Axis Capital Holdings Ltd.	480
11	Brown & Brown, Inc.	274
7	Endurance Specialty Holdings Ltd.	281
35	Flagstone Reinsurance Holdings	295
10	HCC Insurance Holdings, Inc.	324
25	Hilltop Holdings, Inc. •	218
25	Meadowbrook Insurance Group, Inc.	250
13	Montpelier Re Holdings Ltd.	232
4	PartnerRe Ltd.	297
6	Reinsurance Group of America, Inc.	389
4	RLI Corp.	230
7	Transatlantic Holdings, Inc.	328
8	Validus Holdings Ltd.	235
		5,223
	Materials - 6.5%
10	AEP Industries, Inc. •	306
4	Airgas, Inc.	294
6	Albemarle Corp.	439
5	AptarGroup, Inc.	285
4	Ashland, Inc.	246
17	Ball Corp.	655
10	Bemis Co., Inc.	352
39	Boise, Inc.	300
4	Clearwater Paper Corp. •	274
5	Compass Minerals Group, Inc.	430
14	Crown Holdings, Inc. •	539
5	Cytec Industries, Inc.	280
5	Eastman Chemical Co.	531
11	Ecolab, Inc.	602
12	Graham Packaging Co., Inc. •	314
12	H.B. Fuller Co.	296
40	Hecla Mining Co. •	309
7	International Flavors & Fragrances, Inc.	434
7	Koppers Holdings, Inc.	273
5	LSB Industries, Inc. •	234
7	Minerals Technologies, Inc.	485
16	Noranda Aluminium Holding Corp. •	247
5	Reliance Steel & Aluminum	256
19	Sealed Air Corp.	449
12	Sensient Technologies Corp.	456
3	Sherwin-Williams Co.	243
4	Sigma-Aldrich Corp.	257
6	Silgan Holdings, Inc.	237
15	Sonoco Products Co.	523
7	Walter Energy, Inc.	780
		11,326
	Media - 1.4%
7	Arbitron, Inc.	306
64	Ballantyne Strong, Inc. •	298
29	Gannett Co., Inc.	416
41	Interpublic Group of Cos., Inc.	517
6	John Wiley & Sons, Inc. Class A	321
23	Regal Entertainment Group	280
31	Sinclair Broadcast Group, Inc. Class A	338
		2,476
	Pharmaceuticals, Biotechnology & Life Sciences - 3.6%
14	Alexion Pharmaceuticals, Inc. •	670
46	Cambrex Corp. •	212
5	Cephalon, Inc. •	387
14	Cepheid, Inc. •	471
11	Charles River Laboratories International, Inc. •	442
5	Covance, Inc. •	283
7	Cubist Pharmaceuticals, Inc. •	238
11	Emergent Biosolutions, Inc. •	257
12	Endo Pharmaceuticals Holdings, Inc. •	493
12	Genomic Health, Inc. •	333
9	Life Technologies Corp. •	460
16	Medicines Co. •	263
6	Medicis Pharmaceutical Corp. Class A	237
17	Myriad Genetics, Inc. •	384
11	PerkinElmer, Inc.	287
10	Pharmaceutical Product Development, Inc..	274
6	Regeneron Pharmaceuticals, Inc. •	345
4	Watson Pharmaceuticals, Inc. •	261
		6,297
	Real Estate - 8.9%
4	Alexandria Real Estate Equities, Inc.	333
7	American Campus Communities, Inc.	238
5	BRE Properties	259
6	Camden Property Trust	363
40	CB Richard Ellis Group, Inc. Class A •	1,005
5	Digital Realty Trust, Inc.	315
19	Duke Realty, Inc.	261
8	Equity Lifestyle Properties, Inc.	530
4	Essex Property Trust, Inc.	556
14	Extra Space Storage, Inc.	307
4	Federal Realty Investment Trust	332
16	Forest City Enterprises, Inc. Class A •	304
62	Glimcher Realty Trust	592
10	Health Care, Inc.	515
4	Home Properties of New York, Inc.	262
53	Investors Real Estate Trust	462
6	Jones Lang LaSalle, Inc.	599
6	Kilroy Realty Corp.	245
9	Liberty Property Trust	300
14	LTC Properties, Inc.	383
8	Macerich Co.	409
4	Mid-America Apartment Communities, Inc.	263
19	Mission West Properties, Inc.	165
14	National Health Investors, Inc.	612
67	Newcastle Investment Corp.	387

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Real Estate - 8.9% - (continued)
11	Post Properties, Inc.	$438
35	ProLogis, Inc.	1,270
14	Rayonier, Inc.	886
10	Realty Income Corp.	344
12	Senior Housing Properties Trust	283
5	SL Green Realty Corp.	406
8	Sovran Self Storage, Inc.	311
47	Strategic Hotels & Resorts, Inc. •	330
6	Taubman Centers, Inc.	355
7	Universal Health Realty	291
26	U-Store-It	274
11	Weingarten Realty Investments	280
		15,465
	Retailing - 4.9%
18	Aeropostale, Inc. •	323
20	American Eagle Outfitters, Inc.	260
10	Ascena Retail Group, Inc. •	349
7	Big Lots, Inc. •	235
15	Cato Corp.	418
25	Chico's FAS, Inc.	386
10	Core-Mark Holding Co., Inc. •	353
9	Dollar General Corp. •	309
12	Express, Inc.	270
6	Family Dollar Stores, Inc.	305
12	Foot Locker, Inc.	278
17	Fred's, Inc.	251
13	GameStop Corp. Class A •	338
12	Genuine Parts Co.	642
6	Guess?, Inc.	261
21	Kirklands, Inc. •	247
11	LKQ Corp. •	282
12	PetSmart, Inc.	556
11	Pool Corp.	315
22	RadioShack Corp.	294
12	Rent-A-Center, Inc.	365
4	Ross Stores, Inc.	311
16	Sally Beauty Co., Inc. •	276
5	Tractor Supply Co.	355
73	Wet Seal, Inc. Class A •	325
6	Williams-Sonoma, Inc.	237
		8,541
	Semiconductors & Semiconductor Equipment - 2.9%
34	Atmel Corp. •	475
15	ATMI, Inc. •	297
9	Ceva, Inc. •	272
24	GT Solar International, Inc. •	390
30	Integrated Device Technology, Inc. •	237
20	IXYS Corp. •	294
45	Kopin Corp. •	213
43	LSI Corp. •	305
25	Maxlinear, Inc. Class A •	215
13	Microsemi Corp. •	256
12	MKS Instruments, Inc.	306
36	ON Semiconductor Corp. •	374
38	PMC - Sierra, Inc. •	286
14	Standard Microsystems Corp. •	374
18	Teradyne, Inc. •	271
29	Tessera Technologies, Inc. •	497
		5,062
	Software & Services - 8.3%
77	Actuate Corp. •	453
4	Alliance Data Systems Corp. •	413
13	Amdocs Ltd. •	402
27	Aspen Technology, Inc. •	464
5	BMC Software, Inc. •	257
43	CIBER, Inc. •	237
10	Commvault Systems, Inc. •	452
18	CSG Systems International, Inc. •	336
12	Demand Media, Inc. •	164
3	Factset Research Systems, Inc.	274
13	FleetCor Technologies, Inc. •	392
15	Fortinet, Inc. •	420
8	Gartner, Inc. Class A •	308
11	Global Payments, Inc.	546
5	Informatica Corp. •	290
14	j2 Global Communications, Inc. •	395
9	Jack Henry & Associates, Inc.	255
23	LivePerson, Inc. •	323
7	Logmein, Inc. •	270
7	Manhattan Associates, Inc. •	236
4	MAXIMUS, Inc.	290
6	Micros Systems •	302
147	MoneyGram International, Inc. •	488
21	Monotype Imaging Holdings, Inc. •	297
11	Netscout Systems, Inc. •	234
11	Neustar, Inc. •	296
21	North American Equity	287
16	Nuance Communications, Inc. •	339
8	Opnet Technologies, Inc.	326
8	QLIK Technologies, Inc. •	266
13	Quest Software, Inc. •	295
8	Red Hat, Inc. •	358
29	S1 Corp. •	218
8	Saba Software, Inc. •	73
18	SAIC, Inc. •	294
12	Solarwinds, Inc. •	304
4	Solera Holdings, Inc.	259
12	SPS Commerce, Inc. •	219
34	Telenav, Inc. •	610
12	TeleTech Holdings, Inc. •	253
12	Tibco Software, Inc. •	360
15	Total System Services, Inc.	270
5	Travelzoo, Inc. •	344
57	United Online, Inc.	344
9	VeriSign, Inc.	294
		14,507
	Technology Hardware & Equipment - 3.8%
11	Arrow Electronics, Inc. •	456
21	AVX Corp.	320
14	Benchmark Electronics, Inc. •	239
40	Brocade Communications Systems, Inc. •	255
15	Comtech Telecommunications Corp.	433
11	Diebold, Inc.	335
10	Echostar Corp. •	361
16	Electro Rent Corp.	272
29	Emulex Corp. •	249
13	Ingram Micro, Inc. •	241
7	Interdigital, Inc.	294
15	Lexmark International, Inc. ADR •	425
11	Molex, Inc.	282

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Technology Hardware & Equipment - 3.8% - (continued)
10	Multi-Fineline Electronix, Inc. •		$219
9	Park Electrochemical Corp.		259
4	Polycom, Inc. •		264
27	QLogic Corp. •		423
8	Riverbed Technology, Inc. •		332
17	Seagate Technology		269
8	Technology Data Corp. •		367
82	Tellabs, Inc.		376
3	Tessco Technologies, Inc.		32
			6,703
	Telecommunication Services - 1.7%
5	AboveNet, Inc.		320
6	CenturyLink, Inc.		226
127	Cincinnati Bell, Inc. •		420
6	Crown Castle International Corp. •		229
36	Frontier Communications Corp.		293
11	NTELOS Holdings Corp.		233
21	Premiere Global Services, Inc. •		168
11	SBA Communications Corp. •		430
76	Vonage Holdings Corp. •		335
21	Windstream Corp.		278
			2,932
	Transportation - 3.0%
6	Alexander & Baldwin, Inc.		294
5	C.H. Robinson Worldwide, Inc.		375
7	Expeditors International of Washington, Inc.		340
8	Forward Air Corp.		285
29	Heartland Express, Inc.		480
9	Hub Group, Inc. •		351
12	J.B. Hunt Transport Services, Inc.		544
5	Kansas City Southern •		306
20	Knight Transportation, Inc.		342
9	Landstar System, Inc.		429
34	Southwest Airlines Co.		389
13	United Continental Holdings, Inc. •		296
31	US Airways Group, Inc. •		275
15	UTI Worldwide, Inc.		289
10	Werner Enterprises, Inc.		249
			5,244
	Utilities - 5.9%
45	AES Corp. •		572
9	AGL Resources, Inc.		356
10	Alliant Energy Corp.		419
8	American States Water		293
10	American Water Works Co., Inc.		300
10	Atmos Energy Corp.		347
16	California Water Service Group		307
30	CenterPoint Energy, Inc.		583
11	CMS Energy Corp.		225
16	DPL, Inc.		481
13	El Paso Electric Co.		418
5	ITC Holdings Corp.		334
18	MDU Resources Group, Inc.		412
16	N.V. Energy, Inc.		242
5	National Fuel Gas Co.		339
7	Northeast Utilities		246
10	NRG Energy, Inc. •		248
9	Nstar Co.		419
8	Oneok, Inc.		615
13	Pepco Holdings, Inc.		251
8	Pinnacle West Capital Corp.		340
14	PPL Corp.		383
11	SCANA Corp.		443
5	Sempra Energy		254
22	TECO Energy, Inc.		425
8	UniSource Energy Corp.		314
8	Vectren Corp.		236
10	Westar Energy, Inc.		256
6	WGL Holdings, Inc.		243
			10,301
	Total common stocks
	(cost $153,039)		$170,057

	Total long-term investments
	(cost $153,039)		$170,057

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,007,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, value of $1,028)
$1,007	0.01%, 06/30/2011		$1,007
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,103,
	collateralized by U.S. Treasury Bill 0.02% -
	4.50%, 2011 - 2012, U.S. Treasury Bond
	4.25% - 7.13%, 2023 - 2039, U.S. Treasury
	Note 0.38% - 10.63%, 2012 - 2021, value of
	$1,125)
1,103	0.01%, 06/30/2011		1,103
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $953,
	collateralized by U.S. Treasury Bond
	4.50%, 2038, U.S. Treasury Note 4.00%,
	2015, value of $972)
953	0.01%, 06/30/2011		953
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $1,473, collateralized by U.S.
	Treasury Bond 2.00% - 3.63%, 2026 - 2028,
	value of $1,502)
1,473	0.01%, 06/30/2011		1,473
			4,536
	U.S. Treasury Bills - 0.2%
350	0.06%, 7/28/2011 ☐m		350

	Total short-term investments
	(cost $4,886)		$4,886

	Total investments
	(cost $157,925) ▲	100.1%	$174,943
	Other assets and liabilities	(0.1)%	(173)
	Total net assets	100.0%	$174,770

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.5% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $159,095 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,269
Unrealized Depreciation	(4,421)
Net Unrealized Appreciation	$15,848

•	Currently non-income producing.

m	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini	24	Long	09/16/2011	$1,981	$1,873	$108
S&P Mid 400 Mini	28	Long	09/16/2011	2,734	2,613	121
						$229

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$170,057	$170,057	$–	$–
Short-Term Investments	4,886	–	4,886	–
Total	$174,943	$170,057	$4,886	$–
Futures *	229	229	–	–
Total	$229	$229	$–	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $157,925)	$174,943
Cash	—
Receivables:
Fund shares sold	32
Dividends and interest	163
Variation margin	31
Other assets	6
Total assets	175,175
Liabilities:
Payables:
Fund shares redeemed	364
Investment management fees	22
Distribution fees	2
Accrued expenses	17
Total liabilities	405
Net assets	$174,770
Summary of Net Assets:
Capital stock and paid-in-capital	$127,390
Accumulated undistributed net investment income	506
Accumulated net realized gain on investments	29,627
Unrealized appreciation of investments	17,247
Net assets	$174,770
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.65
Shares outstanding	12,916
Net assets	$137,504
Class IB: Net asset value per share	$10.61
Shares outstanding	3,513
Net assets	$37,266
The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,179
Interest	2
Less: Foreign tax withheld	(1)
Total investment income, net	1,180
Expenses:
Investment management fees	715
Distribution fees - Class IB	48
Custodian fees	12
Accounting services fees	12
Board of Directors' fees	2
Audit fees	5
Other expenses	25
Total expenses	819
Net investment income	361
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	19,332
Net realized gain on futures	181
Net Realized Gain on Investments and Other Financial Instruments	19,513
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(6,486)
Net unrealized appreciation of futures	190
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(6,296)
Net Gain on Investments and Other Financial Instruments	13,217
Net Increase in Net Assets Resulting from Operations	$13,578

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$361	$1,158
Net realized gain on investments and other financial instruments	19,513	23,882
Net unrealized appreciation (depreciation) of investments and other financial instruments	(6,296)	8,126
Net Increase In Net Assets Resulting From Operations	13,578	33,166
Distributions to Shareholders:
From net investment income
Class IA	—	(860)
Class IB	—	(160)
Total distributions	—	(1,020)
Capital Share Transactions:
Class IA
Sold	17,956	53,020
Issued on reinvestment of distributions	—	860
Redeemed	(28,060)	(56,741)
Total capital share transactions	(10,104)	(2,861)
Class IB
Sold	7,433	21,545
Issued on reinvestment of distributions	—	160
Redeemed	(11,058)	(15,514)
Total capital share transactions	(3,625)	6,191
Net increase (decrease) from capital share transactions	(13,729)	3,330
Net Increase (Decrease) In Net Assets	(151)	35,476
Net Assets:
Beginning of period	174,921	139,445
End of period	$174,770	$174,921
Accumulated undistributed (distribution in excess of) net investment income	$506	$145
Shares:
Class IA
Sold	1,713	6,185
Issued on reinvestment of distributions	—	88
Redeemed	(2,698)	(6,879)
Total share activity	(985)	(606)
Class IB
Sold	712	2,505
Issued on reinvestment of distributions	—	16
Redeemed	(1,067)	(1,856)
Total share activity	(355)	665

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

14

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

15

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a

16

repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$31	$—	$—	$31
Total	$—	$—	$—	$31	$—	$—	$31

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $229 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

17

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$181	$—	$—	$181
Total	$—	$—	$—	$181	$—	$—	$181
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$190	$—	$—	$190
Total	$—	$—	$—	$190	$—	$—	$190

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

18

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,020	$330

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10,051
Undistributed Long-Term Capital Gain	1,418
Unrealized Appreciation*	22,333
Total Accumulated Earnings	$33,802

*
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss) on Investments	25
Capital Stock and Paid-in-Capital	(24)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2010.

As of December 31, 2010, the Fund utilized $12,162 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

19

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used

20

to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.20%	N/A
Total Return Excluding Payment from Affiliate	11.43	N/A

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$163,741
Sales Proceeds Excluding U.S. Government Obligations	177,429

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Small/Mid Cap Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$9.85	$0.03	$–	$0.77	$0.80	$–	$–	$–	$–	$0.80	$10.65
IB	9.83	0.01	–	0.77	0.78	–	–	–	–	0.78	10.61

For the Year Ended December 31, 2010
IA	7.88	0.07	–	1.96	2.03	(0.06)	–	–	(0.06)	1.97	9.85
IB	7.86	0.05	–	1.96	2.01	(0.04)	–	–	(0.04)	1.97	9.83

For the Year Ended December 31, 2009
IA	5.34	0.02	–	2.54	2.56	(0.02)	–	–	(0.02)	2.54	7.88
IB	5.34	0.01	–	2.52	2.53	(0.01)	–	–	(0.01)	2.52	7.86

For the Year Ended December 31, 2008
IA	10.19	0.03	–	(4.76)	(4.73)	(0.03)	(0.09)	–	(0.12)	(4.85)	5.34
IB(F)	9.04	0.01	–	(3.60)	(3.59)	(0.02)	(0.09)	–	(0.11)	(3.70)	5.34

For the Year Ended December 31, 2007
IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	–	(1.97)	(0.69)	10.19

For the Year Ended December 31, 2006
IA	11.33	(0.01)	–	1.39	1.38	–	(1.83)	–	(1.83)	(0.45)	10.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on March 31, 2008.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers		Assets After Waivers		Average Net Assets		Rate(C)

8.09	%(D)	$137,504	0.86	%(E)	0.86	%(E)	0.46	%(E)	92%
7.95	(D)	37,266	1.11	(E)	1.11	(E)	0.21	(E)	–

25.83		136,913	0.87		0.87		0.82		300
25.52		38,008	1.12		1.12		0.59		–

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		–

(46.85)		38,447	0.85		0.85		0.53		201
(40.17	) (D)	8,702	1.10	(E)	1.10	(E)	0.32	(E)	–

11.65	(G)	51,196	0.85		0.65		0.26		231

12.27		53,395	0.98		0.78		(0.08)		211

23

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Small/Mid Cap Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,080.90	$4.44	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class IB	$1,000.00	$1,079.53	$5.72	$1,000.00	$1,019.29	$5.56	1.11%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SMC11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford SmallCap Growth HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)
	6 Month†	1 Year	5 year	10 year
SmallCap Growth IA	14.10%	55.14%	6.59%	5.90%
SmallCap Growth IB	13.96%	54.74%	6.32%	5.64%
Russell 2000 Growth Index	8.59%	43.50%	5.79%	4.63%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President	Vice President, Co-Director of Quantitative
Investments

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 14.10% for the six-month period ended June 30, 2011, outperforming its benchmark, the Russell 2000 Growth Index, which returned 8.59%. For the same period, the Fund also outperformed the return of the average fund in the Lipper Small-Cap Growth Funds VP-UF peer group 10.47%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The six-month period ended June 30, 2011 was a volatile period. U.S. equities moved higher despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative U.S. Federal Reserve Board policy. However, equities fell during the last two months in the period as a slowdown in consumer spending and generally negative news on the U.S. economic front triggered a sharp rise in risk aversion.

In this environment, small-cap, mid-cap and large-cap stocks all registered positive returns over the six-month period, as measured by the Russell 2000 (+6%), S&P MidCap 400 (+9%) and S&P 500 (+6%) Indices, respectively. Nine out of ten sectors within the Russell 2000 Growth index rose during the period. Telecommunication Services (+20%), Consumer Staples (+15%), and Health Care (+11%) sectors rose the most while Utilities (-6%) lagged relative to other sectors.

Fund outperformance was driven by stock selection, primarily in the Health Care, Information Technology, Industrials, and Consumer Discretionary sectors. This more than offset weaker selection in Financials. Sector allocation modestly detracted from benchmark relative results, as did a modest cash position in a rising market.

Among the top contributors to relative performance were Pharmasset (Health Care), Regeneron Pharmaceuticals (Health Care), and Healthspring (Health Care). Pharmasset, a clinical-stage pharmaceutical company, saw its shares outperform due to continued pipeline success in trials for its hepatitis C treatment. Shares of Regeneron Pharmaceuticals rose sharply after Eylea, the biopharmaceutical company’s macular degeneration treatment, received FDA approval for an every-other-month course of therapy after robust Phase III trial results. Healthspring, a managed care organization with a primary focus on Medicare, saw its shares rise after announcing first quarter results above consensus and consequently adjusting their 2011 earnings guidance upwards. GT Solar International (Information Technology) was among the top absolute contributors. The market reacted favorably as the company announced the successful outcome of two Phase 3 trials to evaluate the efficacy and safety of rifaximin in the treatment of patients with non-constipation irritable bowel syndrome.

Petroleum Development (Energy), MIPS Technologies (Information Technology), and Salix Pharmaceuticals (Health Care) detracted most from relative returns during the period. Shares of Denver-based upstream energy company Petroleum Development fell as uncertainty regarding management changes weighed on the stock. Shares of microprocessor manufacturer MIPS Technologies fell as the company lowered guidance for fourth quarter 2011 earnings. Salix Pharmaceuticals, a specialty pharmaceutical company focusing on gastrointestinal drugs, saw its shares come under pressure as the U.S. FDA requested additional data on a key pipeline drug currently in Phase III. NutriSystem (Consumer Discretionary) was among the top absolute detractors.

What is the outlook?

The recent economic news flow in the U.S. has been disappointing. Consumers are faced with accelerating inflation at a time when their balance sheets continue to be stretched. Property prices in particular are showing renewed weakness, and given the chronic overhang of supply, more housing price declines can be expected. Japanese transplants have cut production by more than 50% in the economically important U.S. auto industry. This is a temporary supply-side distortion following Japan’s earthquake and will be followed by a technical production rebound in the second-half as supply chains get restored. A second boost can be expected

3

from the recently legislated 100% depreciation allowance for capital goods purchases towards the end of this year. Fiscal policy is the wild card for the economy in 2012. We anticipate a fiscal drag on GDP in 2012, leading to a gradual reduction in the U.S. fiscal deficit, while enabling another year of moderate, but positive economic growth. However, we generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying attractive stocks from a bottom-up (i.e. stock by stock fundamental research) perspective.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care, Industrials, and Consumer Discretionary, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Energy, Financials, and Consumer Staples relative to the Russell 2000 Growth Index.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	1.6
Capital Goods (Industrials)	13.1
Commercial & Professional Services (Industrials)	2.5
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	1.9
Energy (Energy)	6.2
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.3
Health Care Equipment & Services (Health Care)	8.0
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	0.8
Materials (Materials)	4.8
Media (Consumer Discretionary)	1.3
Other Investment Pools and Funds (Financials)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.8
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	5.9
Semiconductors & Semiconductor Equipment (Information Technology)	4.4
Software & Services (Information Technology)	14.5
Technology Hardware & Equipment (Information Technology)	5.3
Telecommunication Services (Services)	0.5
Transportation (Industrials)	1.1
Utilities (Utilities)	0.5
Short-Term Investments	0.9
Other Assets and Liabilities	1.0
Total	100.0%

4

Hartford SmallCap Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6%
	Automobiles & Components - 1.6%
27	American Axle & Manufacturing Holdings, Inc. •	$310
177	Amerigon, Inc. •	3,069
53	Dana Holding Corp. •	966
16	Federal Mogul Corp. •	373
125	Tenneco Automotive, Inc. •	5,500
		10,218
	Banks - 1.6%
286	Boston Private Financial Holdings, Inc.	1,884
65	Columbia Banking Systems, Inc.	1,118
117	Flushing Financial Corp.	1,520
122	MGIC Investment Corp. •	726
49	Signature Bank •	2,805
43	Southside Bancshares, Inc.	853
28	Walker & Dunlop, Inc. •	366
45	Wintrust Financial Corp.	1,435
		10,707
	Capital Goods - 13.1%
85	A.O. Smith Corp.	3,583
60	Aaon, Inc.	1,307
55	Acuity Brands, Inc.	3,051
5	Alamo Group, Inc.	126
14	Albany International Corp. Class A	359
178	Altra Holdings, Inc. •	4,282
80	Applied Industrial Technologies, Inc.	2,845
56	AZZ, Inc.	2,560
106	Belden, Inc.	3,681
6	Briggs & Stratton Corp.	127
127	Ceradyne, Inc. •	4,944
115	Chart Industries, Inc. •	6,208
128	Commercial Vehicles Group, Inc. •	1,811
18	Cubic Corp.	894
66	Esterline Technologies Corp. •	5,042
71	Franklin Electric Co., Inc.	3,352
57	Gencorp, Inc. •	366
214	GrafTech International Ltd. •	4,340
8	II-VI, Inc. •	210
9	Kadant, Inc. •	277
3	Kaydon Corp.	108
51	Lennox International, Inc.	2,197
26	Lindsay Corp.	1,754
212	Meritor, Inc. •	3,393
103	Moog, Inc. Class A •	4,461
1	Nacco Industries, Inc. Class A	112
7	National Presto Industries, Inc.	660
10	NCI Building Systems, Inc. •	111
144	Nordson Corp.	7,879
10	SauerDanfoss, Inc. •	504
55	Sun Hydraulics Corp.	2,615
64	Teledyne Technologies, Inc. •	3,226
2	Timken Co.	115
5	Toro Co.	299
50	TransDigm Group, Inc. •	4,550
6	Trex Co., Inc. •	144
160	Trimas Corp. •	3,962
5	Twin Disc, Inc.	174
6	United Rentals, Inc. •	147
4	Watts Water Technologies, Inc.	149
8	Xerium Technologies, Inc. •	154
		86,079
	Commercial & Professional Services - 2.5%
431	APAC TeleServices, Inc. •	2,295
27	Brink's Co.	808
37	Consolidated Graphics, Inc. •	2,033
104	Deluxe Corp.	2,567
26	Heidrick & Struggles International, Inc.	582
16	Higher One Holdings, Inc. •	301
18	Insperity, Inc.	533
95	Knoll, Inc.	1,912
21	SFN Group, Inc. •	193
137	Sykes Enterprises, Inc. •	2,941
38	Towers Watson & Co.	2,492
		16,657
	Consumer Durables & Apparel - 2.6%
2	Blyth, Inc.	110
26	Brunswick Corp.	526
24	Cherokee, Inc.	410
1	Deckers Outdoor Corp. •	111
108	Iconix Brand Group, Inc. •	2,621
61	Maidenform Brands, Inc. •	1,694
66	Polaris Industries, Inc.	7,378
44	Sealy Corp. •	111
7	Sturm Ruger & Co., Inc.	147
74	Warnaco Group, Inc. •	3,886
		16,994
	Consumer Services - 4.0%
36	Bally Technologies, Inc. •	1,464
2	Biglari Holdings, Inc. •	614
7	Bravo Brio Restaurant Group •	161
8	Bridgepoint Education, Inc. •	193
238	Cheesecake Factory, Inc. •	7,455
3	CPI Corp.	34
10	Domino's Pizza, Inc. •	260
141	Grand Canyon Education, Inc. •	2,004
7	Jack in the Box, Inc. •	169
142	K12, Inc. •	4,709
15	Krispy Kreme Doughnuts, Inc. •	140
6	Lincoln Educational Services Corp.	108
88	P.F. Chang's China Bistro, Inc.	3,549
4	Papa John's International, Inc. •	143
17	Sotheby's Holdings	739
253	Texas Roadhouse, Inc.	4,441
		26,183
	Diversified Financials - 1.9%
175	Compass Diversified Holdings	2,887
184	Dollar Financial Corp. •	3,979
26	Ezcorp, Inc. •	929
16	First Cash Financial Services, Inc. •	651
13	HFF, Inc. •	192
47	ICG Group, Inc. •	569
11	Imperial Holdings, Inc. •	110
5	Nelnet, Inc.	108
91	Stifel Financial •	3,270
		12,695
	Energy - 6.2%
14	Alon USA Energy, Inc.	154
88	Berry Petroleum Co.	4,652

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Energy - 6.2% - (continued)
11	Cloud Peak Energy, Inc. •	$242
119	Complete Production Services, Inc. •	3,963
170	CVR Energy, Inc. •	4,185
20	Golar Ltd.	691
5	Gulf Island Fabrication	152
104	Gulfmark Offshore, Inc. •	4,575
46	ION Geophysical Corp. •	430
66	James River Coal Co. •	1,378
713	Kodiak Oil & Gas Corp. •	4,116
11	Matrix Service Co. •	149
3	OYO Geospace Corp. •	290
84	Petroleum Development Corp. •	2,510
10	Pioneer Drilling Co. •	152
120	Rentech, Inc. •	127
183	Rosetta Resources, Inc. •	9,452
12	RPC, Inc.	299
12	Stone Energy Corp. •	377
12	TETRA Technologies, Inc. •	152
337	Vaalco Energy, Inc. •	2,027
15	W&T Offshore, Inc.	385
53	Warren Resources, Inc. •	203
8	Western Refining, Inc. •	148
		40,809
	Food & Staples Retailing - 0.1%
7	Pantry, Inc. •	137
214	Rite Aid Corp. •	284
		421
	Food, Beverage & Tobacco - 1.3%
5	B&G Foods, Inc. Class A	103
18	Boston Beer Co., Inc. Class A •	1,642
7	Cal-Maine Foods, Inc.	230
336	Darling International, Inc. •	5,945
3	J&J Snack Foods Corp.	135
21	National Beverage Co.	309
28	Vector Group Ltd.	491
		8,855
	Health Care Equipment & Services - 8.0%
21	Align Technology, Inc. •	477
12	Amerigroup Corp. •	847
3	Analogic Corp.	179
176	Angiodynamics, Inc. •	2,506
7	ArthroCare Corp. •	244
4	Centene Corp. •	153
62	Corvel Corp. •	2,922
96	Cyberonics, Inc. •	2,689
259	Dexcom, Inc. •	3,753
46	Dynavox, Inc. •	352
63	Hanger Orthopedic Group, Inc. •	1,546
85	HealthSouth Corp. •	2,226
162	Healthspring, Inc. •	7,465
30	Heartware International, Inc. •	2,252
9	Immucor, Inc. •	174
25	Kensey Nash Corp. •	623
110	Masimo Corp.	3,271
29	Molina Healthcare, Inc. •	781
156	Owens & Minor, Inc.	5,366
11	Providence Service Corp. •	135
15	Sunrise Senior Living, Inc. •	145
99	U.S. Physical Therapy, Inc.	2,448
58	Volcano Corp. •	1,883
82	Wellcare Health Plans, Inc. •	4,236
98	Zoll Medical Corp. •	5,536
		52,209
	Household & Personal Products - 1.2%
200	Nu Skin Enterprises, Inc. Class A	7,495
7	Revlon, Inc. •	109
7	Usana Health Sciences, Inc. •	222
		7,826
	Insurance - 0.8%
30	Allied World Assurance Holdings Ltd.	1,710
130	Amerisafe, Inc. •	2,936
6	Amtrust Financial Services	141
6	Tower Group, Inc.	143
		4,930
	Materials - 4.8%
6	Coeur d'Alene Mines Corp. •	143
17	Ferro Corp. •	222
119	Georgia Gulf Corp. •	2,863
3	Hawkins, Inc.	109
69	Hecla Mining Co. •	527
95	Kraton Performance Polymers •	3,720
13	Minerals Technologies, Inc.	845
1	Newmarket Corp.	170
18	Noranda Aluminium Holding Corp. •	274
141	Olin Corp.	3,186
53	Rock Tenn Co. Class A	3,509
13	Rockwood Holdings, Inc. •	724
4	RTI International Metals, Inc. •	138
24	Senomyx, Inc. •	121
209	Silgan Holdings, Inc.	8,563
158	Stillwater Mining Co. •	3,484
50	TPC Group, Inc. •	1,961
43	Verso Paper Corp. •	116
13	W.R. Grace & Co. •	574
		31,249
	Media - 1.3%
197	Arbitron, Inc.	8,130
25	Dex One Corp. •	62
12	Global Sources Ltd. •	112
20	Supermedia, Inc. •	74
		8,378
	Pharmaceuticals, Biotechnology & Life Sciences - 12.8%
357	Alkermes, Inc. •	6,644
6	AMAG Pharmaceuticals, Inc. •	103
161	AVI BioPharma, Inc. •	230
270	Bruker Corp. •	5,505
329	Cadence Pharmaceuticals, Inc. •	3,029
41	Cleveland BioLabs, Inc. •	138
45	Columbia Laboratories, Inc. •	138
178	Cubist Pharmaceuticals, Inc. •	6,393
23	Cumberland Pharmaceuticals, Inc. •	130
23	DepoMed, Inc. •	186
5	Emergent Biosolutions, Inc. •	104
70	Enzon, Inc. •	705
258	Exelixis, Inc. •	2,313
16	Genomic Health, Inc. •	458
12	Hi-Technology Pharmacal Co., Inc. •	338
235	Immunogen, Inc. •	2,869
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.8% - (continued)
34	Impax Laboratories, Inc. •	$742
205	Incyte Corp. •	3,888
268	Ironwood Pharmaceuticals, Inc. •	4,215
19	ISTA Pharmaceuticals, Inc. •	148
16	Jazz Pharmaceuticals, Inc. •	527
9	Map Pharmaceuticals, Inc. •	142
20	Maxygen, Inc.	109
295	Medicines Co. •	4,875
19	Medicis Pharmaceutical Corp. Class A	718
22	Nabi Biopharmaceuticals •	120
34	Neurocrine Biosciences, Inc. •	274
304	NPS Pharmaceuticals, Inc. •	2,869
27	Obagi Medical Products, Inc. •	254
130	Onyx Pharmaceuticals, Inc. •	4,602
4	Par Pharmaceutical Cos., Inc. •	142
94	PAREXEL International Corp. •	2,224
104	PDL Biopharma, Inc.	610
46	Pharmasset, Inc. •	5,110
24	Questcor Pharmaceuticals •	587
82	Regeneron Pharmaceuticals, Inc. •	4,657
316	Rigel Pharmaceuticals, Inc. •	2,900
164	Salix Pharmaceuticals Ltd. •	6,512
45	Sciclone Pharmaceuticals, Inc. •	273
343	Seattle Genetics, Inc. •	7,045
12	Spectrum Pharmaceuticals, Inc. •	114
82	SuperGen, Inc. •	244
22	ViroPharma, Inc. •	412
		83,596
	Real Estate - 0.6%
114	Colonial Properties Trust	2,322
132	MFA Mortgage Investments, Inc.	1,060
10	PS Business Parks, Inc.	523
		3,905
	Retailing - 5.9%
16	Ann, Inc. •	420
4	Blue Nile, Inc. •	189
27	Cato Corp.	766
106	Children's Place Retail Stores, Inc. •	4,715
95	Core-Mark Holding Co., Inc. •	3,406
14	Cost Plus, Inc. •	144
78	DSW, Inc. •	3,953
12	Express, Inc.	266
128	GNC Holdings, Inc. •	2,785
72	Joseph A. Bank Clothiers, Inc. •	3,581
49	New York & Co., Inc. •	243
21	Overstock.com, Inc. •	314
13	PetMed Express, Inc.	153
41	Pier 1 Imports, Inc. •	469
83	rue21, Inc. •	2,683
6	Sally Beauty Co., Inc. •	106
24	Select Comfort Corp. •	424
111	Shutterfly, Inc. •	6,374
18	Systemax, Inc. •	263
14	The Buckle, Inc.	602
103	Ulta Salon, Cosmetics & Fragrances, Inc. •	6,645
3	Williams-Sonoma, Inc.	107
		38,608

	Semiconductors & Semiconductor Equipment - 4.4%
18	Amkor Technology, Inc. •	108
3	Cymer, Inc. •	158
65	Energy Conversion Devices, Inc. •	77
3	FEI Co. •	118
427	GT Solar International, Inc. •	6,911
307	Integrated Device Technology, Inc. •	2,412
10	Kulicke and Soffa Industries, Inc. •	110
60	Lattice Semiconductor Corp. •	389
423	Mindspeed Technologies, Inc. •	3,386
194	MIPS Technologies, Inc. Class A •	1,342
139	Nanometrics, Inc. •	2,638
70	OmniVision Technologies, Inc. •	2,430
176	ON Semiconductor Corp. •	1,845
17	RF Micro Devices, Inc. •	103
326	Silicon Image, Inc. •	2,108
24	Standard Microsystems Corp. •	653
56	Tessera Technologies, Inc. •	960
86	Ultratech Stepper, Inc. •	2,607
10	Veeco Instruments, Inc. •	499
		28,854
	Software & Services - 14.5%
28	ACI Worldwide, Inc. •	960
111	Ancestry.com, Inc. •	4,574
14	CACI International, Inc. Class A •	851
161	Commvault Systems, Inc. •	7,147
124	Constant Contact, Inc. •	3,147
132	CSG Systems International, Inc. •	2,443
171	Dice Holdings, Inc. •	2,315
212	Fortinet, Inc. •	5,796
54	Infospace, Inc. •	489
5	Interactive Intelligence, Inc. •	172
127	j2 Global Communications, Inc. •	3,591
88	JDA Software Group, Inc. •	2,731
227	LivePerson, Inc. •	3,203
103	Magma Design Automation, Inc. •	824
3	Mantech International Corp. Class A	111
19	Mercadolibre, Inc.	1,523
75	ModusLink Global Solutions, Inc.	337
102	Opnet Technologies, Inc.	4,193
80	Parametric Technology Corp. •	1,837
133	Quest Software, Inc. •	3,032
11	Renaissance Learning, Inc.	137
98	RightNow Technologies, Inc. •	3,175
349	Sapient Corp. •	5,251
257	Solarwinds, Inc. •	6,710
103	Solera Holdings, Inc.	6,064
73	Sourcefire, Inc. •	2,161
145	SuccessFactors, Inc. •	4,275
29	Telenav, Inc. •	509
5	TeleTech Holdings, Inc. •	110
174	Tibco Software, Inc. •	5,063
7	Travelzoo, Inc. •	459
12	Unisys Corp. •	306
45	Valueclick, Inc. •	744
15	Vasco Data Security International •	188
101	VeriFone Systems, Inc. •	4,465
110	Wright Express Corp. •	5,743
28	XO Group, Inc. •	282
		94,918

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Technology Hardware & Equipment - 5.3%
11	Arris Group, Inc. •		$126
128	Aruba Networks, Inc. •		3,782
31	Blue Coat Systems, Inc. •		686
119	Coherent, Inc. •		6,595
17	Comtech Telecommunications Corp.		476
30	Cray, Inc. •		192
94	Interdigital, Inc.		3,860
184	Oplink Communications, Inc. •		3,430
106	Plantronics, Inc.		3,862
61	Polycom, Inc. •		3,954
93	QLogic Corp. •		1,481
77	Riverbed Technology, Inc. •		3,037
26	Synaptics, Inc. •		677
71	Universal Display Corp. •		2,477
			34,635
	Telecommunication Services - 0.5%
36	AboveNet, Inc.		2,516
11	Cbeyond, Inc. •		147
45	Cincinnati Bell, Inc. •		149
8	Leap Wireless International, Inc. •		136
31	USA Mobility, Inc.		466
40	Vonage Holdings Corp. •		176
			3,590
	Transportation - 1.1%
29	Avis Budget Group, Inc. •		494
33	Hawaiian Holdings, Inc. •		186
70	Marten Transport Ltd.		1,521
201	Werner Enterprises, Inc.		5,026
			7,227
	Utilities - 0.5%
83	UniSource Energy Corp.		3,110

	Total common stocks
	(cost $455,770)		$632,653

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools and Funds – 1.5%
105	iShares Russell 2000 Growth Index Fund		$9,980

	Total exchange traded funds
	(cost $9,886)		$9,980

	Total long-term investments
	(cost $465,656)		$642,633

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $591,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $602)
$ 591	0.05%, 06/30/2011		$591
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $445,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $453)
445	0.05%, 06/30/2011		444
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $4,299,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $4,385)
4,299	0.05%, 06/30/2011		4,299
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $9, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $9)
9	0.01%, 06/30/2011		9
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $656, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $669)
656	0.06%, 06/30/2011		656
			5,999
	Total short-term investments
	(cost $5,999)		$5,999

	Total investments
	(cost $471,655) ▲	99.0%	$648,632
	Other assets and liabilities	1.0%	6,773
	Total net assets	100.0%	$655,405

The accompanying notes are an integral part of these financial statements.

8

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $474,117 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$187,220
Unrealized Depreciation	(12,705)
Net Unrealized Appreciation	$174,515

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$632,653	$632,653	$–	$–
Exchange Traded Funds	9,980	9,980	–	–
Short-Term Investments	5,999	–	5,999	–
Total	$648,632	$642,633	$5,999	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $471,655)	$648,632
Receivables:
Investment securities sold	25,602
Fund shares sold	856
Dividends and interest	95
Other assets	2
Total assets	675,187
Liabilities:
Bank overdraft — U.S. Dollars	2,816
Payables:
Investment securities purchased	16,214
Fund shares redeemed	635
Investment management fees	65
Distribution fees	7
Accrued expenses	45
Total liabilities	19,782
Net assets	$655,405
Summary of Net Assets:
Capital stock and paid-in-capital	$541,479
Accumulated distributions in excess of net investment loss	(803)
Accumulated net realized loss on investments	(62,248)
Unrealized appreciation of investments	176,977
Net assets	$655,405
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$24.38
Shares outstanding	19,756
Net assets	$481,675
Class IB: Net asset value per share	$24.18
Shares outstanding	7,185
Net assets	$173,730

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,542
Interest	5
Total investment income, net	1,547

Expenses:
Investment management fees	1,985
Transfer agent fees	2
Distribution fees - Class IB	210
Custodian fees	7
Accounting services fees	39
Board of Directors' fees	6
Audit fees	7
Other expenses	97
Total expenses (before fees paid indirectly)	2,353
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	2,350
Net investment loss	(803)

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	59,395
Net realized gain on futures	209
Net Realized Gain on Investments and Other Financial Instruments	59,604

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	25,650
Net Changes in Unrealized Appreciation of Investments	25,650
Net Gain on Investments and Other Financial Instruments	85,254
Net Increase in Net Assets Resulting from Operations	$84,451

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment loss	$(803)	$(217)
Net realized gain on investments and other financial instruments	59,604	83,844
Net unrealized appreciation of investments	25,650	88,970
Net Increase In Net Assets Resulting From Operations	84,451	172,597
Capital Share Transactions:
Class IA
Sold	44,400	66,774
Redeemed	(93,320)	(135,023)
Total capital share transactions	(48,920)	(68,249)
Class IB
Sold	23,124	26,114
Redeemed	(35,261)	(47,573)
Total capital share transactions	(12,137)	(21,459)
Net decrease from capital share transactions	(61,057)	(89,708)
Net Increase In Net Assets	23,394	82,889
Net Assets:
Beginning of period	632,011	549,122
End of period	$655,405	$632,011
Accumulated undistributed (distribution in excess of) net investment income	$(803)	$—
Shares:
Class IA
Sold	1,918	3,694
Redeemed	(4,058)	(7,919)
Total share activity	(2,140)	(4,225)
Class IB
Sold	1,011	1,490
Redeemed	(1,561)	(2,766)
Total share activity	(550)	(1,276)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

14

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

15

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's

16

custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. As of June 30, 2011, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$209	$—	$—	$209
Total	$—	$—	$—	$209	$—	$—	$209

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related

17

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$314

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(119,390)
Unrealized Appreciation†	148,865
Total Accumulated Earnings	$29,475

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the

18

accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$206
Accumulated Net Realized Gain (Loss) on Investments	56
Capital Stock and Paid-in-Capital	(262)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$10,470
2017	108,920
Total	$119,390

As of December 31, 2010, the Fund utilized $81,646 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

19

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.66%
Class IB	0.91

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

g)
Payments from (to) Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$64

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37	35.04

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Impact from Payment to Affiliate for Unrestricted Transfers	(0.03)	(0.03)
Total Return Excluding Payments from (to) Affiliates	6.88	6.61

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$198,951
Sales Proceeds Excluding U.S. Government Obligations	266,473

21

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

Hartford SmallCap Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$21.37	$(0.02)	$–	$3.03	$3.01	$–	$–	$–	$–	$3.01	$24.38
IB	21.22	(0.05)	–	3.01	2.96	–	–	–	–	2.96	24.18

For the Year Ended December 31, 2010
IA	15.65	–	–	5.72	5.72	–	–	–	–	5.72	21.37
IB	15.58	(0.04)	–	5.68	5.64	–	–	–	–	5.64	21.22

For the Year Ended December 31, 2009
IA	11.57	0.01	–	4.08	4.09	(0.01)	–	–	(0.01)	4.08	15.65
IB	11.53	(0.03)	–	4.08	4.05	–	–	–	–	4.05	15.58

For the Year Ended December 31, 2008
IA	18.71	0.05	–	(7.00)	(6.95)	(0.07)	(0.12)	–	(0.19)	(7.14)	11.57
IB	18.66	–	–	(6.96)	(6.96)	(0.05)	(0.12)	–	(0.17)	(7.13)	11.53

For the Year Ended December 31, 2007
IA	20.79	0.11	–	(0.53)	(0.42)	(0.06)	(1.60)	–	(1.66)	(2.08)	18.71
IB	20.74	0.06	–	(0.54)	(0.48)	–	(1.60)	–	(1.60)	(2.08)	18.66

For the Year Ended December 31, 2006
IA	20.88	0.09	–	1.35	1.44	(0.08)	(1.45)	–	(1.53)	(0.09)	20.79
IB	20.83	0.04	–	1.35	1.39	(0.03)	(1.45)	–	(1.48)	(0.09)	20.74

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

14.10	%(E)	$481,675	0.66	%(F)	0.66	%(F)	(0.18	)%(F)	31%
13.96	(E)	173,730	0.91	(F)	0.91	(F)	(0.43	) (F)	–

36.56		467,888	0.68		0.68		0.03		66
36.21		164,123	0.93		0.93		(0.22)		–

35.39	(G)	408,754	0.68		0.68		0.06		73
35.06	(G)	140,368	0.93		0.93		(0.19)		–

(37.42)		332,330	0.64		0.64		0.24		99
(37.57)		115,827	0.89		0.89		(0.01)		–

(1.84)		640,853	0.63		0.63		0.52		84
(2.09)		227,424	0.88		0.88		0.27		–

6.86	(G)	746,266	0.64		0.64		0.42		92
6.59	(G)	273,736	0.89		0.89		0.17		–

25

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford SmallCap Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,140.99	$3.50	$1,000.00	$1,021.52	$3.31	0.66%	181	365
Class IB	$1,000.00	$1,139.60	$4.83	$1,000.00	$1,020.28	$4.56	0.91%	181	365

29

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SCG11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford U.S. Government Securities HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 6/3/01 – 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
U.S. Government Securities IA	1.41%	0.95%	3.26%	3.72%
U.S. Government Securities IB	1.28%	0.70%	3.00%	3.46%
Barclays Capital Intermediate Government Bond Index	2.10%	2.65%	5.85%	4.98%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Portfolio Managers
Russell M. Regenauer, CFA	Raymond Humphrey, CFA	John Hendricks
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 1.41% for the six-month period ended June 30, 2011, underperforming its benchmark, the Barclays Capital Intermediate Government Bond Index, which returned 2.10%, and the Lipper General U.S. Government Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 3.19%.

Why did the Fund perform this way?

2011 began with reasonable economic momentum. After the commencement of the Federal Reserve’s second quantitative easing effort, consumer spending and business investment began to rise.

With interest rates near historically low levels, and therefore very thin marginal interest rate benefits, we began positioning the Fund in such a way that would protect our investors from excessive price volatility overwhelming the income generated by the portfolio. We began selling U.S. Treasury positions and raising exposure to agency debentures, mortgages, and non-dollar sectors. These allocations have higher yields that are expected to provide better income protection over time.

Unfortunately, in the first half of 2011, already expensive Treasury securities got more expensive. As a result, the portfolio, which is positioned to provide income-protection to counter principal losses associated with a rising interest rate environment, performed poorly.

What is the outlook?

While there are very significant near-term sources of market risk such as the U.S. debt ceiling debate and the European debt crisis, we continue to look past these issues to the reality that U.S. interest rates are near historically expensive levels relative to the rate of inflation and the excessive Treasury supply that will need to be absorbed in the absence of the Federal Reserve’s purchasing program. We continue to maintain our defensive posture and believe that, in the not too distant future, we are positioned well to achieve more stable returns relative to the heavy weighting of Treasuries in the index.

Diversification by Security Type
as of June 30, 2011
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	1.3%
Corporate Bonds: Investment Grade	15.8
U.S. Government Agencies	60.3
U.S. Government Securities	34.1
Short-Term Investments	0.7
Other Assets and Liabilities	(12.2)
Total	100.0%

Distribution by Credit Quality
as of June 30, 2011
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	15.8
Aa / AA	0.2
Baa / BBB	0.1
Ba / BB	0.1
B	0.4
Caa / CCC or Lower	0.5
U.S. Government Securities	94.9
Cash	0.2
Other Assets & Liabilities	(12.2)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -1.3%
		Finance and Insurance - 1.3%
		Ameriquest Mortgage Securities, Inc.
	$992	1.28%, 09/25/2032 Δ	$807
		Ansonia CDO Ltd.
	8,461	0.49%, 07/28/2046 ⌂Δ	2,634
		Arbor Realty Mortgage Securities
	13,000	0.66%, 01/26/2042 ⌂Δ	4,550
		First Franklin Mortgage Loan Asset Backed Certificates
	540	2.66%, 07/25/2033 Δ	39
		LNR CDO Ltd.
	7,200	0.00%, 05/28/2043 ⌂•	144
		Marathon Real Estate CDO Ltd.
	4,000	1.59%, 05/25/2046 ⌂Δ	900
		Master Asset Backed Securities Trust
	1,082	2.89%, 05/25/2033 Δ	983
		Merrill Lynch Mortgage Investors, Inc.
	651	1.84%, 05/25/2032 Δ	435
		Morgan Stanley ABS Capital I
	2,221	1.69%, 11/25/2032 Δ	1,602
		Residential Asset Mortgage Products, Inc.
	1,512	5.70%, 10/25/2031	1,151
		Structured Asset Securities Corp.
	2,938	1.69%, 02/25/2033 Δ	2,694
			15,939
		Total asset & commercial mortgage backed securities
		(cost $42,514)	$15,939

CORPORATE BONDS: INVESTMENT GRADE - 15.8%
		Foreign Governments - 15.8%
		Canada (Government of)
CAD	56,000	3.50%, 06/01/2013 ‡	60,158
		United Kingdom (Government of)
GBP	71,866	1.25%, 11/22/2017 Ж	127,486
			187,644
		Total corporate bonds: investment grade
		(cost $188,579)	$187,644

U.S. GOVERNMENT AGENCIES - 60.3%
		Federal Home Loan Mortgage Corporation - 24.0%
	$50,000	2.50%, 05/27/2016	$51,279
	65,000	2.88%, 02/09/2015	68,446
	6,000	3.50%, 11/15/2025	5,590
	118,900	4.00%, 07/15/2040 ☼	118,789
	627	4.50%, 12/01/2018	670
	1,203	4.96%, 08/01/2035 Δ	1,277
	15,583	5.50%, 05/15/2033 Ф	16,420
	6,772	5.50%, 09/15/2016	7,040
	4,043	5.50%, 03/01/2036 Δ	4,333
	1,457	6.00%, 10/01/2021 - 09/01/2034	1,613
	7,334	6.50%, 09/01/2014 - 09/01/2032	8,267
	1,069	7.00%, 10/01/2026 - 11/01/2032	1,241
	21	7.50%, 05/01/2024 - 06/01/2025	24
	72	8.00%, 08/01/2024 - 10/01/2024	85
	2	8.50%, 10/01/2024	2
	28	10.00%, 11/01/2020	31
			285,107
		Federal National Mortgage Association - 24.5%
	$124,743	5.00%, 08/01/2018 - 05/01/2038	$133,237
	6,615	5.31%, 03/01/2037 Δ	7,011
	3,446	5.38%, 05/01/2036 Δ	3,712
	86,815	5.50%, 05/25/2014 - 09/01/2040 ☼	94,181
	31,748	6.00%, 09/01/2013 - 02/01/2037	35,048
	2,317	6.02%, 07/01/2037 Δ	2,490
	1,610	6.50%, 06/25/2029 Ф	1,819
	9,934	6.50%, 05/01/2013 - 09/01/2032	11,298
	1,361	7.00%, 11/01/2013 - 02/01/2032	1,536
	42	7.50%, 06/01/2023	49
	166	8.00%, 10/01/2029 - 02/01/2031	193
	4	8.50%, 04/01/2017	4
	63	9.00%, 08/01/2020 - 09/01/2021	75
	5	9.75%, 07/01/2020	5
			290,658
		Government National Mortgage Association - 11.8%
	60,000	4.00%, 07/15/2041 ☼	60,928
	60,994	4.50%, 10/20/2040 ‡	64,326
	4,439	5.00%, 01/20/2034 ‡	4,852
	2,670	6.00%, 01/15/2033 - 02/15/2033 ‡	2,990
	4,475	6.50%, 12/15/2028 - 01/15/2032 ‡	5,091
	1,667	7.00%, 06/20/2030 - 10/15/2032 ‡	1,950
	502	7.50%, 04/15/2022 - 04/20/2030 ‡	588
	76	8.50%, 09/15/2019 - 03/15/2030	90
			140,815
		Total U.S. government agencies
		(cost $703,527)	$716,580

U.S. GOVERNMENT SECURITIES - 34.1%
		Other Direct Federal Obligations - 13.8%
		Federal Home Loan Bank - 13.8%
	$50,000	2.75%, 03/13/2015	$52,195
	50,000	3.63%, 10/18/2013	53,366
	50,000	5.38%, 05/18/2016	57,995
			163,556
		U.S. Treasury Securities - 20.3%
		U.S. Treasury Notes - 20.3%
	90,000	0.38%, 06/30/2013	89,852
	13,100	0.50%, 05/31/2013	13,114
	85,000	1.13%, 12/15/2012 ‡	85,960
	12,475	1.75%, 05/31/2016 ‡	12,494
	40,000	2.38%, 06/30/2018	39,700
			241,120
		Total U.S. government securities
		(cost $406,077)	$404,676

		Total long-term investments
		(cost $1,340,697)	$1,324,839

SHORT-TERM INVESTMENTS – 0.7%
		Investment Pools and Funds - 0.0%
	1	JP Morgan U.S. Government Money Market Fund	$1

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 0.7% - (continued)
	Repurchase Agreements - 0.2%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $449,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, value of $458)
$449	0.01%, 06/30/2011		$449
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $492,
	collateralized by U.S. Treasury Bill
	0.02% - 4.50%, 2011 - 2012, U.S.
	Treasury Bond 4.25% - 7.13%, 2023 -
	2039, U.S. Treasury Not e 0.38% -
	10.63%, 2012 - 2021, value of $502)
492	0.01%, 06/30/2011		492
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 07/01/2011 in the amount of $425,
	collateralized by U.S. Treasury Bond
	4.50%, 2038, U.S. Treasury Note 4.00%,
	2015, value of $434)
425	0.01%, 06/30/2011		425
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $657,
	collateralized by U.S. Treasury Bond
	2.00% - 3.63%, 2026 - 2028, value of $670)
657	0.01%, 06/30/2011		657
			2,023
	U.S. Treasury Bills - 0.5%
6,055	0.02%, 7/28/2011 □○		6,055

	Total short-term investments
	(cost $8,078)		$8,079

	Total investments
	(cost $1,348,775) ▲	112.2%	$1,332,918
	Other assets and liabilities	(12.2)%	(144,720)
	Total net assets	100.0%	$1,188,198

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 15.8% of total net assets at June 30, 2011.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,350,954 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,170
Unrealized Depreciation	(33,206)
Net Unrealized Depreciation	$(18,036)

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

CAD ─ Canadian Dollar
GBP ─ British Pound

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at June 30, 2011 was $192,099.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

□	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond	200	Short	09/21/2011	$24,606	$24,812	$206

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2006	$8,461	Ansonia CDO Ltd., 0.49%, 07/28/2046 - 144A	$8,461
11/2006	$13,000	Arbor Realty Mortgage Securities, 0.66%, 01/26/2042 - 144A	13,000
11/2006	$7,200	LNR CDO Ltd., 0.00%, 05/28/2043 - 144A	7,214
04/2007	$4,000	Marathon Real Estate CDO Ltd., 1.59%, 05/25/2046 - 144A	3,948

The aggregate value of these securities at June 30, 2011, was $8,228, which represents 0.69% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$127,308	$128,569	07/29/2011	$1,261
Canadian Dollar	Deutsche Bank Securities	Sell	60,391	59,992	07/29/2011	(399)
Euro	JP Morgan Securities	Buy	28,637	28,282	07/22/2011	355
Euro	JP Morgan Securities	Sell	57,742	56,342	07/22/2011	(1,400)
						$(183)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$15,939	$–	$–	$15,939
Corporate Bonds: Investment Grade	187,644	–	187,644	–
U.S. Government Agencies	716,580	–	716,580	–
U.S. Government Securities	404,676	129,552	275,124	–
Short-Term Investments	8,079	1	8,078	–
Total	$1,332,918	$129,553	$1,187,426	$15,939
Foreign Currency Contracts *	1,616	–	1,616	–
Futures *	206	206	–	–
Total	$1,822	$206	$1,616	$–
Liabilities:
Foreign Currency Contracts *	1,799	–	1,799	–
Total	$1,799	$–	$1,799	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	December	Gain	Appreciation		Net			Into	Out of	of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Asset & Commercial Mortgage
Backed Securities	$15,280	$(4,862)	$6,309	*	$8	$—	$(796)	$—	$—	$15,939
Total	$15,280	$(4,862)	$6,309		$8	$—	$(796)	$—	$—	$15,939

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $1,456.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,348,775)	$1,332,918
Foreign currency on deposit with custodian (cost $1,265)	1,273
Unrealized appreciation on foreign currency contracts	1,616
Receivables:
Investment securities sold	39,891
Fund shares sold	2,883
Dividends and interest	4,503
Variation margin	106
Total assets	1,383,190
Liabilities:
Unrealized depreciation on foreign currency contracts	1,799
Payables:
Investment securities purchased	192,099
Fund shares redeemed	936
Investment management fees	88
Distribution fees	8
Accrued expenses	62
Total liabilities	194,992
Net assets	$1,188,198
Summary of Net Assets:
Capital stock and paid-in-capital	$1,305,867
Accumulated undistributed net investment income	40,528
Accumulated net realized loss on investments and foreign currency transactions	(142,512)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(15,685)
Net assets	$1,188,198
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.60
Shares outstanding	92,011
Net assets	$975,598
Class IB: Net asset value per share	$10.54
Shares outstanding	20,178
Net assets	$212,600

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	12,591
Total investment income, net	12,591
Expenses:
Investment management fees	2,736
Distribution fees - Class IB	275
Custodian fees	3
Accounting services fees	73
Board of Directors' fees	15
Audit fees	11
Other expenses	97
Total expenses	3,210
Custodian fee offset	—
Total	—
Total expenses, net	3,210
Net investment income	9,381

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(27,624)
Net realized gain on futures	2,983
Net realized gain on written options	143
Net realized gain on foreign currency contracts	2,801
Net realized loss on other foreign currency transactions	(1,425)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(23,122)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	32,197
Net unrealized depreciation of futures	(1,454)
Net unrealized depreciation of written options	(134)
Net unrealized depreciation of foreign currency contracts	(183)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	149
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	30,575
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,453
Net Increase in Net Assets Resulting from Operations	$16,834

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$9,381	$35,336
Net realized loss on investments, other financial instruments and foreign currency transactions	(23,122)	(55,323)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	30,575	73,499
Net Increase In Net Assets Resulting From Operations	16,834	53,512
Distributions to Shareholders:
From net investment income
Class IA	—	(49,368)
Class IB	—	(10,632)
Total distributions	—	(60,000)
Capital Share Transactions:
Class IA
Sold	94,202	228,618
Issued on reinvestment of distributions	—	49,368
Redeemed	(171,126)	(366,062)
Total capital share transactions	(76,924)	(88,076)
Class IB
Sold	16,716	39,900
Issued on reinvestment of distributions	—	10,632
Redeemed	(38,150)	(93,445)
Total capital share transactions	(21,434)	(42,913)
Net decrease from capital share transactions	(98,358)	(130,989)
Net Decrease In Net Assets	(81,524)	(137,477)
Net Assets:
Beginning of period	1,269,722	1,407,199
End of period	$1,188,198	$1,269,722
Accumulated undistributed (distribution in excess of) net investment income	$40,528	$31,147
Shares:
Class IA
Sold	8,979	21,255
Issued on reinvestment of distributions	—	4,624
Redeemed	(16,296)	(34,052)
Total share activity	(7,317)	(8,173)
Class IB
Sold	1,603	3,736
Issued on reinvestment of distributions	—	1,000
Redeemed	(3,649)	(8,749)
Total share activity	(2,046)	(4,013)

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2011.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As of June 30, 2011, there were no outstanding options contracts.

	Options Contract Activity During the
	Six-month Period Ended June 30, 2011
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	1,000	$185
Written	500	6
Expired	—	—
Closed	(1,500)	(191)
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,616	$—	$—	$—	$—	$1,616
Variation margin receivable *	106	—	—	—	—	—	106
Total	$106	$1,616	$—	$—	$—	$—	$1,722

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,799	$—	$—	$—	$—	$1,799
Total	$—	$1,799	$—	$—	$—	$—	$1,799

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $206 as reported in the Schedule of Investments.

The ratios of foreign currency contracts and futures contracts to net assets at June 30, 2011, were 16.32% and 2.03%, respectively, compared to averages to net assets of 9.00% and 16.89%, respectively during the six-month period ended June 30, 2011. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$2,983	$—	$—	$—	$—	$—	$2,983
Net realized gain on written options	143	—	—	—	—	—	143
Net realized gain on foreign currency contracts	—	2,801	—	—	—	—	2,801
Total	$3,126	$2,801	$—	$—	$—	$—	$5,927

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$(1,454)	$—	$—	$—	$—	$—	$(1,454)
Net change in unrealized depreciation of written options	(134)	—	—	—	—	—	(134)
Net change in unrealized depreciation of foreign currency contracts	—	(183)	—	—	—	—	(183)
Total	$(1,588)	$(183)	$—	$—	$—	$—	$(1,771)

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$60,000	$417

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31,155
Accumulated Capital and Other Losses*	(115,418)
Unrealized Depreciation†	(50,233)
Total Accumulated Deficit	$(134,496)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,479
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,479)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.48%
Class IB	0.73

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,681,672
Sales Proceeds Excluding U.S. Government Obligations	979,589
Cost of Purchases for U.S. Government Obligations	2,581,467
Sales Proceeds for U.S. Government Obligations	3,222,833

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

Hartford U.S. Government Securities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Hartford U.S. Government Securities HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$10.46	$0.11	$	– $	0.03	$0.14	$–	$–	$–	$–	$0.14	$10.60
IB	10.40	0.10		–	0.04	0.14	–	–	–	–	0.14	10.54

For the Year Ended December 31, 2010(G)
IA	10.53	0.28		–	0.14	0.42	(0.49)	–	–	(0.49)	(0.07)	10.46
IB	10.48	0.25		–	0.12	0.37	(0.45)	–	–	(0.45)	(0.08)	10.40

For the Year Ended December 31, 2009
IA	10.19	0.40		–	(0.06)	0.34	–	–	–	–	0.34	10.53
IB	10.16	0.39		–	(0.07)	0.32	–	–	–	–	0.32	10.48

For the Year Ended December 31, 2008
IA	11.15	0.44		–	(0.51)	(0.07)	(0.89)	–	–	(0.89)	(0.96)	10.19
IB	11.10	0.18		–	(0.29)	(0.11)	(0.83)	–	–	(0.83)	(0.94)	10.16

For the Year Ended December 31, 2007(G)
IA	11.13	0.54		–	(0.07)	0.47	(0.45)	–	–	(0.45)	0.02	11.15
IB	11.07	0.51		–	(0.06)	0.45	(0.42)	–	–	(0.42)	0.03	11.10

For the Year Ended December 31, 2006(G)
IA	11.09	0.49		–	(0.06)	0.43	(0.39)	–	–	(0.39)	0.04	11.13
IB	11.03	0.46		–	(0.06)	0.40	(0.36)	–	–	(0.36)	0.04	11.07
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

1.41	%(E)	$975,598	0.48	%(F)	0.48	%(F)	1.59	%(F)	353%
1.28	(E)	212,600	0.73	(F)	0.73	(F)	1.34	(F)	–

3.79		1,038,534	0.47		0.47		2.59		270
3.53		231,188	0.72		0.72		2.34		–

3.38		1,132,301	0.49		0.49		3.63		151
3.12		274,898	0.74		0.74		3.39		–

(0.64)		1,243,275	0.46		0.46		4.56		83
(0.89)		334,013	0.71		0.71		4.31		–

4.38		925,088	0.47		0.47		4.86		95
4.12		297,934	0.72		0.72		4.61		–

4.01		711,639	0.48		0.48		4.48		199
3.75		290,963	0.73		0.73		4.21		–

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Hartford U.S. Government Securities HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Hartford U.S. Government Securities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,014.11	$2.40	$1,000.00	$1,022.41	$2.41	0.48%	181	365
Class IB	$1,000.00	$1,012.84	$3.64	$1,000.00	$1,021.17	$3.66	0.73%	181	365

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1987 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-USGS11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

 Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

            Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 16, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 16, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: August 16, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer